Exhibit 10.1

AMENDMENT TO OUTSTANDING LONG-TERM INCENTIVE PERFORMANCE AND PERFORMANCE STOCK UNIT AWARD AGREEMENTS UNDER THE

LOCKHEED MARTIN CORPORATION 2011 INCENTIVE PERFORMANCE AWARD PLAN AND
LOCKHEED MARTIN CORPORATION 2020 INCENTIVE PERFORMANCE AWARD PLAN

The Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation (the “Corporation”), as administrator of the Lockheed Martin Corporation 2011 Incentive Performance Award Plan, as amended (“2011 Plan”), and the Lockheed Martin Corporation 2020 Incentive Performance Award Plan (“2020 Plan” and, together with the 2011 Plan, the “Plans”), approved clarifying amendments to the terms of the outstanding, unvested long-term incentive performance awards and performance stock unit awards granted to employees under the Plans as set forth in the table below (each, an “Affected Agreement”). Effective as of June 24, 2021, each of the Affected Agreements shall be amended as provided for herein (this Amendment, the “Amendment”).

Affected Agreement	Applicable Plan
Long-Term Incentive Performance Award Agreement for the 2020 – 2022 Performance Period	2011 Plan
Performance Stock Unit Award Agreement for the 2020 – 2022 Performance Period	2011 Plan
Long-Term Incentive Performance Award Agreement for the 2020 – 2022 Performance Period	2020 Plan
Performance Stock Unit Award Agreement for the 2020 – 2022 Performance Period	2020 Plan
Long-Term Incentive Performance Award Agreement for the 2021 – 2023 Performance Period	2020 Plan
Performance Stock Unit Award Agreement for the 2021 – 2023 Performance Period	2020 Plan

Capitalized terms used in this Amendment are defined in the 2011 Plan or 2020 Plan, as applicable, or the Affected Agreements.

1. ROIC Definition. The following is added to the end of Section 4.1(a) of each of the Affected Agreements:

In addition, net income and equity will be adjusted to neutralize pension-related impacts to the Corporation’s
Long Range Plan as in effect on the Award Date resulting solely from the Corporation’s implementation of the
American Rescue Plan Act of 2021.

2. In all other respects, the Affected Agreements will remain unchanged.

3. This Amendment is subject to the terms of the applicable Plan, and the applicable Plan is hereby incorporated by reference.